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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                November 1, 2000


                          CapRock Communications Corp.
               (Exact Name of Registrant as Specified in Charter)



          Texas                    0-24581                  75-2765572
     ---------------             -----------             ----------------
     (State or other             (Commission             (I.R.S. Employer
     jurisdiction of             File Number)           Identification No.)
     incorporation)


                         15601 Dallas Parkway, Suite 700
                               Dallas, Texas 75248
           Address of Principal Executive Offices, including zip code

                                 (972) 982-9500
               Registrant's Telephone Number, including area code
                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

                  CapRock Communication Corp., a Texas corporation ("CapRock"), McLeodUSA Incorporated, a Delaware corporation ("McLeodUSA"), and Cactus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of McLeodUSA ("Cactus"), entered into an Agreement and Plan of Merger dated as of October 2, 2000 (the "Merger Agreement"), which provides for the merger of Cactus with and into CapRock. One of the closing conditions set forth in the Merger Agreement is the receipt by CapRock of the written consent (the "Requisite Consent") of the holders of at least a majority of the aggregate principal amount of each series of CapRock Notes (defined below) outstanding to the matters set forth in CapRock's consent solicitation dated October 11, 2000 (the "Consent Solicitation").

                  On October 27, 2000, the Requisite Consent was obtained pursuant to the Consent Solicitation with respect to amendments to the Indenture dated as of July 16, 1998, pursuant to which the CapRock 12% Senior Notes due 2008 (the "CapRock 1998 Notes") were issued and the Indenture dated as of May 18, 1999, pursuant to which the CapRock
         11 1/2% Senior Notes due 2009 were issued (the "CapRock 1999 Notes" and, together with the CapRock 1998 Notes, the "CapRock Notes"). CapRock and Chase Manhattan Trust Company, National Association, as trustee, executed supplemental indentures which give effect or will give effect, after the satisfaction of certain other conditions, to the amendments proposed in the Consent Solicitation. A copy of the supplemental indentures is being filed with this report as Exhibits
         4.1 and 4.2.


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

             (c)    Exhibits

                    4.1 First Supplemental Indenture, dated as of November 1, 2000, to Indenture dated as of July 16, 1998 between CapRock Communications Corp. and Chase Manhattan Trust Company, National Association, as successor Trustee.

                    4.2 First Supplemental Indenture, dated as of November 1, 2000, to Indenture dated as of May 18, 1999 between CapRock Communications Corp. and Chase Manhattan Trust Company, National Association, as Trustee.

                    4.3 Indenture dated as of July 16, 1998, among CapRock Communications Corp., CapRock Telecommunications, CapRock Fiber, IWL Communications, Incorporated and PNC Bank, National Association, Trustee (filed as
                         Exhibit 4.1 to the Registration Statement on Form S-4, as amended, of CapRock Communications Corp., File No. 333-64699, filed with the SEC on September 29, 1998 and incorporated herein by reference).

                    4.4 Indenture dated as of May 18, 1999, between CapRock Communications Corp. and Chase Manhattan Trust Company, National Association, Trustee (filed as
                         Exhibit 4.8 to the Registration Statement on Form S-4, as amended, of CapRock Communications Corp., File No. 333-82557, filed with the SEC on July 9, 1999 and incorporated herein by reference).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAPROCK COMMUNICATIONS CORP.

                                        By:     /s/ Jere W. Thompson, Jr.
                                              -------------------------------
                                              Jere W. Thompson, Jr.
                                              Chief Executive Officer
Dated: November 3, 2000


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

4.1                      First Supplemental Indenture, dated as of November 1,
                         2000, to Indenture dated as of July 16, 1998 between CapRock Communications Corp. and Chase Manhattan Trust
                         Company, National Association, as successor Trustee.

4.2                      First Supplemental Indenture, dated as of November 1,
                         2000, to Indenture dated as of May 18, 1999 between CapRock Communications Corp. and Chase Manhattan Trust
                         Company, National Association, as Trustee.

4.3                      Indenture dated as of July 16, 1998, among CapRock
                         Communications Corp., CapRock Telecommunications,
                         CapRock Fiber, IWL Communications, Incorporated and
                         PNC Bank, National Association, Trustee (filed as
                         Exhibit 4.1 to the Registration Statement on Form S-4, as amended, of CapRock Communications Corp., File No.
                         333-64699, filed with the SEC on September 29, 1998 and incorporated herein by reference).

4.4                      Indenture dated as of May 18, 1999, between CapRock
                         Communications Corp. and Chase Manhattan Trust
                         Company, National Association, Trustee (filed as
                         Exhibit 4.8  to the Registration Statement on Form
                         S-4, as amended, of CapRock Communications Corp., File
                         No. 333-82557, filed with the SEC on July 9, 1999 and incorporated herein by reference).
